COLONIAL FEDERAL SECURITIES FUND

Supplement to Prospectus dated
      February 28, 1995,
    Revised April 13, 1995

The Fund's Financial History
for Class A shares for the year
ended October 31, 1994, has
been revised to amend the
"Total from investment
operations" and now reads as
follows:

                         CLASS A
                       Year ended
                     October 31 1994

 Net asset value - Beginning of period                $11.460
                                                      -------
 Income from investment operations:
    Net investment income                               0.821
    Net realized and unrealized gain (loss)            (1.560)
                                                       -------
      Total from investment operations                 (0.739)
                                                       -------
    Less distributions declared to shareholders:
     From net investment income                        (0.771)
     In excess of net investment income                    ---
     From net realized gains                               ---
     From capital paid in                                  ---
                                                        ------
     Total distributions declared to shareholders      (0.771)
                                                       -------
    Net asset value - End of period                    $9.950
                                                       ------
                                                       ------
    Total return(a)                                    (6.57)%
                                                       -------
                                                       -------
    Ratios to average net assets:
     Expenses                                           1.16%
     Net investment income                              7.80%
     Portfolio turnover                                  121%
     Net assets at end of period (in millions)          $1,278

(a)  Total return at net asset
     value assuming all
     distributions reinvested and
     no initial sales charge or
     contingent deferred sales charge.

The following is added after
the second sentence of the
seventh paragraph under How the
Fund pursues its objective:

The Fund may also engage in so-
called "mortgage dollar roll"
transactions.  In a mortgage
dollar roll, the Fund sells a
mortgage-backed security and
simultaneously enters into a
commitment to purchase a
similar security at a later
date.  The Fund either will be
paid a fee by the counterparty
upon entering into the
transaction or will be entitled
to purchase the similar
security at a discount.  As
with any forward commitment,
mortgage dollar rolls involve
the risk that the counterparty
will fail to deliver the new
security on the settlement
date, which may deprive the
Fund of obtaining a beneficial
investment.  In addition, the
security to be delivered in the
future may turn out to be
inferior to the security sold
upon entering into the
transaction.  Finally, the
transaction costs may not
exceed the return earned by the
Fund from the transaction.


FS-36/345B-1095    November 3, 1995